Exhibit 32

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report of The Washington Post Company (the “Company”) on Form 10-Q for the period ended April 4, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Donald E. Graham, Chief Executive Officer (principal executive officer) of the Company and Hal S. Jones, Senior Vice President-Finance (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald E. Graham
Donald E. Graham
Chief Executive Officer
Date: May 11, 2010

/s/ Hal S. Jones
Hal S. Jones
Senior Vice President-Finance
Date: May 11, 2010